     Excerpt from:
Ankeny Housing Associates Two Limited Partnership
Amended and Restated
Agreement and Certificate of Limited Partnership
Dated as pf August 1, 1994

     First, to the payment of the Cumulative Asset Management Fee for such year and for any previous year(s) as to which the Cumulative Asset Management Fee shall not yet have been paid in full;
     Second, for each of 15 years commencing with 1995, to the payment of a portion of the Deferred Development Fee which will bring the total of all previous Deferred Development Fee payments up to an amount equal to the product of $30,759 multiplied by the number of years from and including 1995 through the year in question;
     Third, to the payment of the Non-Cumulative Asset Management Fee attributable to such year;
     Fourth, to the payment of the remaining Deferred Development Fee;
     Fifth, to the payment of the Annual Partnership Management Fee attributable to such year;
     Sixth, to the repayment of any Subordinated Loans;
     Seventh, the balance thereof, if any, shall be distributed annually, within seventy-five (75) days after the end of the fiscal year, 50% to the Investment Limited Partner and 50% to the General Partners.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment of the Asset Management Fee for such year and for any previous year as to which the Cumulative Asset Management Fee has not been paid in full;
     Third, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fourth, to the repayment of any Subordinated Loans;
     Fifth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them, in the following order of priority: (i) accrued and unpaid Construction and Development Fee and (ii) any other obligations to the Partners or their Affiliates:
     Sixth, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Sixth, but never an amount less than zero;
     Seventh, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Seventh and under Section 10.2(c), but never an amount less than zero; and
     Eighth, any balance 49.999% to the Investment Limited Partner, .001% to the Special Limited Partner and 50% to the General Partners.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1(b), and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3(b), “unrealized appreciation” or “unrealized depreciation” shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership’s adjusted basis for such assets as determined under Regulation Section 1.704-1(b). This Section 10.3(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained

     Excerpt from:
Carrollton Villa L.P.
Amended and Restated
Agreement of Limited Partnership
Dated as of June 1, 1994

     10.2 Cash Distributions Prior to Dissolution
     (a) Cash Flow
     Subject to Lender approval (if required), Cash Flow for each fiscal year or portion thereof of the Partnership shall be applied as follows:
     First, to the payment of the Asset Management Fee for such year and for any previous year(s) for which it has not been paid in full;
     Second, to the repayment of any Subordinated Loans;
     Third, in an amount not to exceed $5,000 to the payment of any accrued and unpaid interest on the Construction and Development Fee;
     Fourth, in an amount not to exceed the difference between (i) $5,000 and (ii) the amount of Cash Flow for such year applied under Clause Third above, to the payment of the Annual Partnership Management Fee attributable to such year;
     Fifth, to the extent in any previous years the General Partners have received less than $5,000 under Clauses Third and Fourth above combined and such deficiency has not previously been paid, then the amount of any such deficiency shall be paid under this Clause Fifth; and
     Sixth, the balance thereof, if any, shall be distributed annually, within 75 days after the end of the fiscal year, 30% to the Investment Limited Partner and 70% to the General Partners; provided, however, that during such time as MHDC regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as MHDC regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction and costs, fees, and commissions incident to the sale of the Apartment Complex), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates and; to the establishment of any reserves which the General Partners and the Accountants shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;

     Third, to the payment of any accrued and unpaid Asset Management Fee;
     Fourth, to the payment of any accrued and unpaid Partnership Management Fee;
     Fifth, to the repayment of any Subordinated Loans;
     Sixth, to the payment to the General Partners of any accrued and unpaid interest on the Construction and Development Fee;
     Seventh, in the event of the sale of the Apartment Complex, to the payment of the Sales Preparation Fee; and
     Eighth, any balance 29.99% to the Investment Limited Partner, .01% to the Special Limited Partner, 69.99% to the General Partners and .01% to the Missouri Limited Partner.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or the Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1(b), and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3(b), “unrealized appreciation” or “unrealized depreciation” shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership’s adjusted basis for such assets as determined under Regulation Section 1.704-1(b). This Section 10.3(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3(b) or elsewhere herein is intended to treat or cause such

     Excerpt from:
Clarke School Limited Partnership
Amended and Restated
Agreement of Limited Partnership
Dated as of November 15, 1994

     10.2 Cash Distributions Prior to Dissolution
     (a) Cash Flow
     Subject to Lender approval (if required) and to any required payment on the Mortgage Loans, Cash Flow for each fiscal year or portion thereof of the Partnership shall be applied as follows:
     First, to the payment of $3,500 of the Asset Management Fee for such year;
     Second, to the payment of $3,500 of the Annual Partnership Management Fee for such year;
     Third, on a pari passu basis, to the balance of the Asset Management Fee and the Annual Partnership Management for such year;
     Fourth, to the repayment of any Subordinated Loans;
     Fifth, to the payment of any then unpaid portion of the Construction and Development Fee and any accrued and unpaid interest thereon;
     Sixth, on a pari passu basis, to the payment of any unpaid balances of the Asset Management Fee and the Partnership Management Fee for prior years;
     Seventh, to the payment of the Incentive Management Fee of $5,000; and
     Eighth, the balance thereof, if any, shall be distributed annually, within seventy-five (75) days after the end of the fiscal year, 50% to the Investment Limited Partners and 50% to the General Partners.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, on a pari passu basis, to the payment of the Asset Management Fee and the Annual Partnership Management Fee for the year in which the Capital Transaction has occurred and then for any previous years;
     Third, to the payment to the Investment Limited Partners of the full amount (including interest) of any Credit Recovery Loans;

     Fourth, to the repayment of any Subordinated Loans;
     Fifth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations to any of them, including, but not limited to, the Construction and Development Fee and any accrued and unpaid interest thereon and the Incentive Management Fee for the fiscal year of the Capital Transaction; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Fifth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Sixth, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distribution made to such Partner under this Clause Sixth, but never in an amount less than zero;
     Seventh, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Seventh, but never an amount less than zero; and
     Eighth, any balance 49.999% to the Investment Limited Partners, .001% to the Special Limited Partner and 50% to the General Partners.
     (c) All cash distributions to be made to the Investment Limited Partners as a class shall be made 65% to BCTC III (Series 18) and 35% to BCTC III (Series 19).
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1(b), and any property so distributed

     Excerpt from:
Community Dynamics — Fort Worth, LTD.
First Amended and Restated
Agreement of Limited Partnership
Dated as of February 4, 1994

     Fourth, to the payment of the Partnership Management Fee;
     Fifth, to the distribution to the General Partner of an amount equal to its Invested Amount minus any prior distributions made under Section 4.2(d), or this Section 10.2(a), Clause Fifth;
     Sixth, the balance thereof, if any, shall be distributed annually, seventy-five (75) days after the end of the Fiscal Year, 35 % to the Investment Limited Partner and 65 % to the General Partner.
     (b) Distributions of Capital Proceeds
          Prior to dissolution and subject to the provisions of Section 4.2(c), if Capital Proceeds are available for distribution from a Capital Transaction, such Capital Proceeds shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to such Capital Transaction, including the Incentive Financing Fee), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partner or its Affiliates; and to the establishment of any reserves which the General Partner and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment of any accrued and unpaid Asset Management Fees;
     Third, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fourth, to the repayment of any Subordinated Loans, with any such payments to be applied first to accrued but unpaid interest and then to principal;
     Fifth, to the repayment to the General Partner of its Invested Amount minus any prior distributions made to it under Section 4.2(c) or Clause Fifth of this Section 10.2(b), but never an amount less than zero;
     Sixth, to the repayment of any remaining unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them, including, but not limited to, accrued and unpaid amounts due in respect of any and all fees due and payable to the General Partner as set forth in Section 6.12; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Seventh, but never an amount less than zero;
     Eighth, to the distribution to the Investment Limited Partner of an amount equal to any Excess Financing Proceeds; and
     Ninth, subject to the provisions of Section 10.3(a), any balance 34.999% to the Investment Limited Partner, .001 % to the Special Limited Partner and 65% to the General Partner.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Profits and Losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such Profits and Losses shall be allocated to the Partners in accordance with the provisions of Section 10.1(b), and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3(b), the terms “unrealized appreciation” or “unrealized depreciation” shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to the provisions of Section 7701(g) of the Code), and the Partnership’s adjusted basis for such assets as determined under the applicable provisions of the Allocation Regulations. This Section 10.3(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3(b) or elsewhere herein is intended to treat or cause such distributions to be treated as sales for

     Excerpt from:
Community Dynamics — Plano
First Amended and Restated
Agreement of Limited Partnership
Dated as of February 9, 1994

     (b) Distributions of Capital Proceeds
          Prior to dissolution and subject to the provisions of Section 4.2(b), if Capital Proceeds are available for distribution from a Capital Transaction, such Capital Proceeds shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to such Capital Transaction, including the Incentive Financing Fee), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partner or its Affiliates; and to the establishment of any reserves which the General Partner and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment of any accrued and unpaid Asset Management Fees;
     Third, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fourth, to the repayment of any Subordinated Loans, with any such payments to be applied first to accrued but unpaid interest and then to principal;
     Fifth, to the repayment to the General Partner of its Invested Amount minus any prior distributions made to it under Section 4.2(b) or Clause Fifth of this Section 10.2(b), but never an amount less than zero;
     Sixth, to the repayment of any remaining unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them, including, but not limited to, accrued and unpaid amounts due in respect of any and all fees due and payable to the General Partner as set forth in Section 6.12; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Seventh, but never an amount less than zero;
     Eighth, to the distribution to the Investment Limited Partner of an amount equal to any Excess Financing Proceeds; and

     Ninth, subject to the provisions of Section 10.3(a), any balance 34.999% to the Investment Limited Partner, .001 % to the Special Limited Partner and 65% to the General Partner.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Profits and Losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such Profits and Losses shall be allocated to the Partners in accordance with the provisions of Section 10.1(b), and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3(b), the terms “unrealized appreciation” or “unrealized depreciation” shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to the provisions of Section 7701(g) of the Code), and the Partnership’s adjusted basis for such assets as determined under the applicable provisions of the Allocation Regulations. This Section 10.3(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3(b) or elsewhere herein is intended to treat or cause such distributions to be treated as sales for value. The fair market of such assets shall be determined by an appraiser to be selected by the General Partner with the Consent of the Special Limited Partner.
     10.4 Special Provisions
     (a) Except as otherwise provided in this Agreement, all Profits, tax-exempt income, Losses, non-deductible non-capitalizable expenditures. Tax Credits and cash distributions shared by a class of Partners shall be shared by each Partner in such class in the ratio of such Partner’s paid-in Capital Contribution to the paid-in Class Contribution of the class of Partners of which such Partner is a member.

     Excerpt from:
FOREST ASSOCIATES LIMITED PARTNERSHIP
THIRD AMENDMENT AND RESTATED
CERTIFICATE AND LIMITED PARTNERSHIP AGREEMENT
Dated as of March 1, 1994

     Third, to the payment of the Annual Partnership Management Fee attributable to such year; and
     Fifth, the balance thereof, if any, shall be distributed annually, within seventy-five (75) days after the end of the fiscal year, 20% to Ohio Properties, 75% to BCTC and 5% to the General Partners; provided, however, that during such time as FmHA regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amount as FmHA regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section 10.2(b);
     Third, to the payment of any accrued and unpaid Asset Management Fees;
     Fourth, to the payment to the Investment Limited Partners of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Fifth, but never an amount less than zero;
     Sixth, to the repayment of any then unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them, including, but not limited to, the Annual Partnership Management Fee for the fiscal year of the Capital Transaction; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the repayment of any Subordinated Loans;

     Eighth, to the repayment to the General Partners of their paid-in capital Contributions minus any prior distributions made to them under this Clause Eighth, but never an amount less than zero; and
     Ninth, any balance 51% to Ohio Properties, 43.999% to BCTC, .001% to the Special Limited Partner and 5% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Eighth and Ninth for a particular Capital Transaction, any distribution to the General Partners under Clause Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Eighth and Ninth (with such credit operating first against Clause Eighth distributions and then against Clause Ninth distributions), and the amount not distributed to the General Partners under Clauses Eighth and Ninth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second Which are not currently credited against a distributions to the General Partners under either of Clause Eight or Clause Ninth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either of Clauses Eighth and Ninth which may be the result of any future Capital Transactions.
     (c) Special Distribution to Ohio Properties
     If the General Partner determines that the Partnership has available funds after completion of the Rehabilitation and the funding of all Partnership operating expenses through December 31, 1994, then the General Partner shall make a special distribution of any such available funds to Ohio Properties.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.

     Excerpt from:
HEBBRONVILLE APARTMENTS, LTD.
AMENDED AND RESTATED
AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP
Dated as of December 1, 1993

annually, within seventy-five (75) days after the end of the fiscal year, 50% to the Investment Limited Partner and 50% to the General Partners; provided, however, that during such time as Agency regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction of if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section 10.2(b);
     Third, to the payment of any accrued and unpaid Asset Management Fee;
     Fourth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Fifth, but never an amount less than zero;
     Sixth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans, working Capital and Subordinated Loans) to any of them, including, but not limited to, accrued and unpaid Annual Partnership Management Fee for the fiscal year of the Capital Transaction; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such

56

debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the repayment of any Subordinated Loans;
     Eighth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Eighth and under Section 10.2(c), but never an amount less than zero;
     Ninth, to the repayment of the working Capital Loan; and
     Tenth, any balance 50% to the Investment Limited Partner and 50% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Eighth and Tenth for a particular Capital Transaction, any distribution to the General Partners under Clause Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Eighth and Tenth (with such credit operating first against Clause Eighth distributions and then against Clause Tenth distributions); and the amount not distributed to the General Partners under Clauses Eighth and Tenth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either of Clause Eighth or Clause Tenth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either Clauses Eighth and Tenth which may be the result of any future Capital Transactions.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1 (b) and 10.3 (b) . In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be

57

     Excerpt from:
HOLLISTER INVESTMENT GROUP V, A CALIFORNIA LIMITED PARTNERSHIP
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of March 1, 1995

     First, to the payment of the Asset Management Fee, if any, for such year and for any previous year(s) as to which the Asset Management Fee shall not have been paid in full;
     Second, to the payment of any accrued and unpaid interest on the Construction and Development Fee and/or on the Developer’s Overhead;
     Third, to the payment of the Annual Partnership Management Fee for such year; and
     Fourth, the balance thereof, if any, shall be distributed annually, within 75 days after the end of the fiscal year, 50% to the Investment Limited Partner and 50% to the General Partners;
provided, however, that during such time as FmHA regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as FmHA regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates; and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction or if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section 10.2(b);
     Third, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fourth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans) to any of them, including, but not limited to, accrued and unpaid interest on the Construction and Development Fee and/or the Developer’s Overhead and Asset Management Fees, but excluding (i) the Sales Preparation Fee and (ii) in the event of an Equity Take-Out Loan, any expenses incurred by the Partnership in connection with such loan; provided, however, that any debts or obligations to be repaid to any Limited

Partner or Affiliate thereof pursuant to this Clause Fourth shall be repaid prior to the repayment of any such debts or obligations to the General Partners or any Affiliate thereof;
     Fifth, in the event of a sale of the Apartment Complex, to the payment of the Sales Preparation Fee;
     Sixth, in the event of an Equity Take-Out Loan and either (a) upon the occurrence of a Termination Event to the General Partners as consideration for their payment of all expenses incurred by the Partnership in connection with such Equity Take-Out Loan, an amount equal to 10% of the gross proceeds received by the Partnership from such Equity Take-Out Loan or (b) if no Termination Event shall have occurred, any gross proceeds received by the Partnership as a result of an Equity Take-Out Loan shall be distributed 50% to the General Partners and 50% to the Investment Limited Partner;
     Seventh, to the pro rata payment to each Partner in an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Seventh and under Section 10.2(c) and in the case of each General Partner any payments made to such General Partner under Clause Fifth with respect to the current Capital Transaction and any prior Capital Transaction(s), but never to any Partner in an amount less than zero; and
     Eighth, any balance 49.999% to the Investment Limited Partner, 0.001% to the Special Limited Partner and 50% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Seventh and Eighth for a particular Capital Transaction, any distribution to the General Partner under Clause Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Seventh and Eighth (with such credit operating first against Clause Seventh distributions, if applicable, and then against Clause Eighth distributions), and the amount not distributed to the General Partners under Clauses Seventh and Eighth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either Clause Seventh or Clause Eighth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either Clause Seventh or Clause Eighth which may be the result of any future Capital Transactions.
     (c) Special Distribution
     The Partnership shall make a special cash distribution to the General Partners from the proceeds of the First Installment totaling $91,600. The special cash distribution shall be treated as a distribution pursuant to Section 731 of the Code.

HOLT
     10.2 Cash Distributions Prior to Dissolution
     (a) Cash Flow
     Subject to Lender approval (if required), Cash Flow for each fiscal year or portion thereof of the Partnership shall be applied as follows:
     First, to the payment of the Asset Management Fee for such year and for any previous year(s) for which it has not been paid in full;
     Second, to the repayment of any Subordinated Loans;
     Third, in an amount not to exceed $5,000 to the payment of any accrued and unpaid interest on the Construction and Development Fee;
     Fourth, in an amount not to exceed the difference between (i) $5,000 and (ii) the amount of Cash Flow for such year applied under Clause Third above, to the payment of the Annual Partnership Management Fee attributable to such year;
     Fifth, to the extent in any previous years the General Partners have received less than $5,000 under Clauses Third and Fourth above combined and such deficiency has not previously been paid, then the amount of any such deficiency shall be paid under this Clause Fifth; and
     Sixth, the balance thereof, if any, shall be distributed annually, within 75 days after the end of the fiscal year, 30% to the Investment Limited Partner and 70% to the General Partners; provided, however, that during such time as MHDC regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as MHDC regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction and costs, fees, and commissions incident to the sale of the Apartment Complex), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates and; to the establishment of any reserves which the General Partners and the Accountants shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;

HOLT
     Third, to the payment of any accrued and unpaid Asset Management Fee;
     Fourth, to the payment of any accrued and unpaid Partnership Management Fee;
     Fifth, to the repayment of any Subordinated Loans;
     Sixth, to the payment to the General Partners of any accrued and unpaid interest on the Construction and Development Fee;
     Seventh, in the event of the sale of the Apartment Complex, to the payment of the Sales Preparation Fee; and
     Eighth, any balance 29.99% to the Investment Limited Partner, .01% to the Special Limited Partner, 69.99% to the General Partners and .01% to the Missouri Limited Partner.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or the Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) with respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized depreciation or unrealized appreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1(b), and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3(b), “unrealized appreciation” or “unrealized depreciation” shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership’s adjusted basis for such assets as determined under Regulation Section 1.704-1(b). This Section 10.3(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3(b) or elsewhere herein is intended to treat or cause such

     Excerpt from:
INDEPENDENCE PROPERTIES, L.P.
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of June 1, 1994

     Second, to the payment of the Asset Management Fee for such year;
     Third, to the payment of the Annual Partnership Management Fee attributable to such year; and
     Fourth, the balance thereof, if any, shall be distributed annually, within seventy-five (75) days after the end of the fiscal year, 10% to the Investment Limited Partner and 90% to the General Partner; provided, however, that during such time as any Agency regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as applicable Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partner shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction and including, to the extent allowed by FmHA, repayment to the General Partner of the Working Capital Loan, excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partner or their Affiliates; and to the establishment of any reserves which the General Partner and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the repayment to the General Partner of any Subordinated Loans;
     Third, if the Permanent Mortgage is in place at the time of such Capital Transaction or if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partner in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section 10.2(b);
     Fourth, to the payment of any unpaid Asset Management Fee for such year;
     Fifth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Sixth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit

61

Recovery Loans and Subordinated Loans) to any of them, including, but not limited to, unpaid Annual Partnership Management Fee for the fiscal year of the Capital Transaction but excluding the Working Capital Loan; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, any balance 75% to the Investment Limited Partner, and 25% to the General Partner, until such time as the Investment Limited Partner has received its Investment Amount, after which time, the remaining balance, if any, shall be allocated 25% to the Investment Limited Partner and 75% to the General Partner.
     Notwithstanding the foregoing, however, for the purposes of determining the amounts to be distributed under Clauses Sixth and Seventh for a particular Capital Transaction, any distribution to the General Partner under Clause Third for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partner under Clause Seventh; and the amount not distributed to the General Partner under Clause Seventh as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partner under Clause Third which are not currently credited against a distribution to the General Partner under Clause Seventh from such Capital Transaction shall be applied as additional credits against any distributions to the General Partner under Clause Seventh which may be the result of any future Capital Transactions.
     (c) Special Distributions
     The Partnership shall make a special cash distribution to the General Partners from the proceeds of the Installments totaling $4,314, payable in full from the proceeds of the First Installment. The special cash distribution shall be treated as a return of capital contributions.
     The special cash distribution shall be treated as a distribution pursuant to Section 731 of the Code.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the

62

     Excerpt from:
JEFFERSON SQUARE, LTD.
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of May 1, 1994

     10.2 Cash Distribution Prior to Dissolution
     (a) Cash Flow
     Subject to Agency and Lender approval (if required), Cash Flow for each fiscal year or portion thereof of the Partnership shall be applied as follows:
     First, to the payment of the Asset Management Fee for such year and for any previous year(s) as to which the Asset Management Fee shall not yet have been paid in full;
     Second, with respect to any fiscal year in which the Investment Limited Partner has been allocated taxable profits pursuant to Section 10.1(a) in an amount which, when added to all taxable profits allocated to the Investment Limited Partner under Section 10.1(a) with respect to all prior fiscal years, exceeds all losses allocated to the Investment Limited Partner with respect to all prior fiscal years, a distribution shall be made to the Investment Limited Partner in an amount equal to 34% of the lower of (a) such excess, or (b) the amount of Cash Flow for the fiscal year in questions which would be applied to make payments under Clauses Fourth and Seventh, below, if this Clause Second were not included in this Agreement;
     Third, to the payment of any Subordinated Loans;
     Fourth, to the payment of any fees remaining to be paid under the Construction Contract, Development Services Agreement (1993), Development Services Agreement (1994) and Management Services Agreement in that order;
     Fifth, the Annual Special Cash Flow Distribution to the General Partner;
     Sixth, until the Deferred Development Fee and other fees under Clause Fourth and the Annual Special Cash Flow Distribution for all years shall have been paid in full pursuant to any provision of this Agreement, to the payment of the Accrued Special Distribution to the General Partners;
     Seventh, to the General Partner in an amount equal to all amounts which have been distributed to the Investment Limited Partner under Clause Second above, minus all prior distributions to the General Partner under this Clause Seventh or under Clause Sixth of Section 10.2(b); and
     Eighth, the balance thereof, if any, shall be distributed annually, within seventy-five (75) days after the end of the fiscal year, 20% to the Investment Limited Partner and 80% to the General Partners; provided, however, that during such time as Agency regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:

     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment of any accrued and unpaid Asset Management Fees;
     Third, to the payment to the Investment Limited Partner of the full amount (including interest of any Credit Recovery Loans;
     Forth, to the repayment of any Subordinated Loans;
     Fifth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of any Asset Management Fee, Credit Recovery Loans and Subordinated Loans and the Annual Special Cash Flow Distribution) to any of them, including, but not limited to, any fees remaining to be paid under the Construction Contract, Development Services Agreement (1993) Development Services Agreement (1994) and Management Services Agreement in that order; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Fifth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Sixth, to the distribution to the General Partner of an amount equal to all cumulative amounts distributed to the Investment Limited Partner under Clause Second of Section 10.2(a), minus all prior distributions to the General Partners under Clause Seventh of Section 10.2(a) or under this Clause Sixth;
     Seventh, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Seventh, but never an amount less than zero;
     Eighth, to the payment of the accrued and unpaid Annual Special Cash Flow Distribution to the General Partners for all fiscal years;
     Ninth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Ninth, but never an amount less than zero;
     Tenth, to the distribution to the Investment Limited Partner of an amount equal to the sum of all additional Capital Contributions of the General Partners made pursuant to Section 5.1 (e), (g) and (h) (last sentence) minus any prior distributions made to such Partner under this Clause Tenth, but never an amount less than zero; and
     Eleventh, any balance 49.999% to the Investment Limited Partner, .001% to the Special Limited Partner and 50% to the General Partners.

     Excerpt from:
AGREEMENT AND SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP OF
JENNY LYNN PROPERTIES LIMITED
Dated as of December 1, 1993

allocated under (i) shall be allocated to the Investment Partnership in the amount and to the extent necessary to increase the Partners’ respective Capital Accounts so that the proceeds distributed under Sections 11.04 (d), (e). (f), (g) and (h) will be distributed in accordance with the Partners’ respective Capital Accounts.
          (b) Losses shall be allocated (i) first, to the extent and in such proportions as the respective balances in all Partners’ Capital Accounts; and (ii) second, any remaining loss to the Partners in accordance with the manner in which they bear the economic risk of loss associated with such loss or, if none, in accordance with their partnership Interests.
          (c) Any portion of the gains treated as ordinary income for federal income tax purposes under Sections 1245 and 1250 of the Code (“Recapture Amount”) shall be allocated on a dollar for dollar basis to those Partners to whom the items of Partnership deduction or loss giving rise to the Recapture Amount had been previously allocated.
     11.04. Distribution of Proceeds from Sale and Liquidation of Partnership Property. Except as may be required under Section 12.02(b), the proceeds resulting from the liquidation of the partnership assets pursuant to Section 12.02, and the net proceeds resulting from any sale of the property of the Partnership or refinancing of the Apartment Complex or a Capital Transaction, as the case may be, shall be distributed and applied in the following order of priority:
          (a) to the payment of all matured debts and liabilities of the Partnership (including amounts due pursuant to the Mortgage Loan and all expenses of the Partnership incident to any such sale or refinancing), excluding (1) debts and liabilities of the Partnership to Partners or any Affiliates, and (2) all unpaid fees owing to the General Partners under this Agreement;
          (b) to the setting up of any reserves which the Liquidator (or the General Partners if the distribution is not pursuant to the liquidation of the Partnership) deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
          (c) to the payment of any debts and liabilities (including unpaid fees) owed to the Partners or any Affiliates by the partnership for partnership obligations, including the repayment of any loans made pursuant to Sections 5.01(d) (iii), 8.09(b) or 8.17(a); provided, however, that the foregoing debts and liabilities owed to Partners and their Affiliates shall be paid or repaid, as applicable, in the following order of priority, if and to the extent applicable: (i) any accrued and unpaid Asset Management Fees, (ii) Credit Recovery Loans to the

Investment Partnership, (iii) Subordinated Loans to the General Partners, and (iv) any other such debts and liabilities.
          (d) to the General Partners in an aggregate amount equal to five per cent (5%) of the proceeds remaining after the payments provided for in Sections 11.04(a), 11.04(b) and 11.04(c) above (the “Remaining Proceeds”);
          (e) to the Investment Partnership in an amount equal to the Invested Amount, reduced (but not below zero) by all cash distributions previously made to the Investment partnership pursuant to this Section 11.04:
          (f) to the General Partners in the total amount of their Capital Contributions paid to or on behalf of the partnership, reduced by all cash distributions previously made to them pursuant to this Section 11.04, including any distribution of Remaining Proceeds made to them pursuant to Section 11.04(d) above;
          (g) to the General Partners in an aggregate amount equal to fifty per cent (50%) of the funds then remaining, reduced by such amount, if any, by which the aggregate amounts distributed to the General Partners pursuant to Sections 11.04(d) and 11.04(f) above exceed the amounts which would have been distributable to the General Partners pursuant to Section 11.04(f) above assuming that the amount distributable to the General Partners pursuant to Section 11.04(d) above were to be zero; and
          (h) all remaining funds to the Investment Partnership.
     11.05. Capital Accounts. A separate Capital Account shall be maintained and adjusted for each Partner. There shall be credited to each Partner’s Capital Account the amount of his Capital Contribution, the fair market value of any property contributed to the Partnership (net of any liabilities secured by such property) and such Partner’s distributive share of the profits for tax purposes of the partnership; and there shall be charged against each partner’s Capital Account the amount of all Cash Flow distributed to such Partner, the fair market value of any property distributed to such Partner (net of any liabilities secured by such property), the net proceeds resulting from the liquidation of the partnership’s assets or from any sale or refinancing of the Apartment Complex distributed to such Partner, and such Partner’s distributive share of the losses for tax purposes of the partnership. Each Partner’s Capital Account shall be maintained and adjusted in accordance with the Code and the Treasury Regulations thereunder. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treas. Reg. §1.704-1(b), and shall be interpreted and applied in

     Excerpt from:
JEREMY ASSOCIATES LIMITED PARTNERSHIP
Investment by
Boston Capital Tax Credit Fund III L.P. and
Boston Capital Tax Credit Fund IV L.P.
As Investment Limited Partners
(the “Investment Limited Partners”)
June 1, 1996 (Admission)
August 1, 1996 (Restatement)

issued), the Development Services Agreement (1995) Note and the Management Services Agreement Notes, in that order;
     Fourth, to the General Partner in an amount equal to all amounts which have been distributed to the Investment Limited Partners under Clause Second above, minus all prior distributions to the General Partner under this Clause Fourth or under Clause Sixth of Section 10.2(b); and
     Fifth, to the payment of any Subordinated Loans;
     Sixth, to the payment of the Partnership Management Fee for such year and any previous year(s) as to which the Partnership Management Fee shall not yet have been paid in full;
     Seventh, the balance thereof, if any, shall be distributed annually, within seventy-five (75) days after the end of the year, 10% to the Investment Limited Partners and 90% to the General Partners; provided, however, that during such time as Agency regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any year shall not exceed such amounts as Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) the Service Notes and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment of any accrued and unpaid Asset Management Fees;
     Third, to the payment of any accrued and unpaid Partnership Management Fees;
     Fourth, to the repayment of any Subordinated Loans;
     Fifth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership (exclusive of any Asset Management Fee, Partnership Management Fee and Subordinated Loans), including, but not limited to, any outstanding amounts remaining to be paid under the Development Services Agreement (1993) Note, the Construction Contract Note (if issued), the Development Services Agreement (1995) Note, and the Management Services Agreement Notes in that order; provided, however, that any debts or obligations to be repaid to any Limited Partner or

46

Affiliate thereof pursuant to this Clause Fifth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Sixth, to the distribution to the General Partner of an amount equal to all cumulative amounts distributed to the Investment Limited Partners under Clause Second of Section 10.2(a), minus all prior distributions to the General Partners under Clause Fourth of Section 10.2(a) or under this Clause Sixth;
     Seventh, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Seventh, but never an amount less than zero;
     Eighth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Eighth, but never an amount less than zero;
     Ninth, to the distribution to the Investment Limited Partners (in accordance with their Percentage Interests) of an amount equal to the sum of all additional Capital Contributions of the General Partners made pursuant to Sections 5.l(e), (e) and (g) (last sentence), minus any prior distributions made to the Investment Limited Partners under this Clause Ninth, but never an amount less than zero; and
     Tenth, any balance 9.999% to the Investment Limited Partners (in accordance with their Percentage Interests), .001% to the Special Limited Partners and 90% to the General Partners.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership (including, but not limited to, the unpaid balances payable under the Service Notes and all Subordinated Loans, any accrued and unpaid Asset Management Fees and Partnership Management Fees), the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(c) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts. For purposes of this Section 10.3(a), the term “liquidation” shall have the meaning given to it in Treasury Regulation § 1.704-1(b)(2)(ii)(g) or any amendment or successor to such Regulation.

47

     Excerpt from:
LONE STAR SENIOR APARTMENTS, LTD.
AMENDED AND RESTATED
AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP
Dated as of December 1, 1993

     Second, to the repayment of any Subordinated Loans;
     Third, in an amount not to exceed the difference between (i) $780 and (ii) the amount of Cash Flow for such year applied under Clause Second above, to the payment of the Annual Partnership Management Fee attributable to such year; and
     Fourth, the balance thereof, if any, shall be distributed annually, within seventy-five (75) days after the end of the fiscal year, 50% to the Investment Limited Partner and 50% to the General Partners; provided, however, that during such time as Agency regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction of if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section l0.2(b);
     Third, to the payment of any accrued and unpaid Asset Management Fee;
     Fourth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Fifth, but never an amount less than zero;
     Sixth, to the repayment of any then-unpaid debts and

56

liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans, Working Capital and Subordinated Loans) to any of them, including, but not limited to, accrued and unpaid Annual Partnership Management Fee for the fiscal year of the Capital Transaction; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the repayment of any Subordinated Loans;
     Eighth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Eighth and under Section 10.2(c), but never an amount less than zero;
     Ninth, to the repayment of the Working Capital Loan; and
     Tenth, any balance 50% to the Investment Limited Partner and 50% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Eighth and Tenth for a particular Capital Transaction, any distribution to the General Partners under Clause Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Eighth and Tenth (with such credit operating first against Clause Eighth distributions and then against Clause Tenth distributions); and the amount not distributed to the General Partners under Clauses Eighth and Tenth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either of Clause Eighth or Clause Tenth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either Clauses Eighth and Tenth which may be the result of any future Capital Transactions.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to ‘Sections 10.1 (b) and 10.3 (b) . In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital

57

     Excerpt from:
MADISON LIMITED PARTNERSHIP
SIXTH AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of December 1, 1993

amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as FmHA regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction or if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section l0.2(b);
     Third, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fourth, to the repayment of any Subordinated Loans;
     Fifth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them, including, but not limited to, any unpaid portion of the Annual Partnership Management Fee for the fiscal year of the Capital Transaction, and accrued but unpaid Asset Management Fees, but excluding the Sales Preparation Fee and the Working Capital Loan; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Fifth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Sixth, in the event of the sale of the Apartment Complex, to the payment of the Sales Preparation Fee;
     Seventh, to the payment to each Limited Partner of an amount equal to its Invested Amount and to the repayment to any other Limited Partner of its paid-in Capital Contribution, in each case minus any prior distributions made to such Partner under this Clause Seventh, but never an amount less than zero;
     Eighth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Eighth, but never an amount less than zero;

     Ninth, to the repayment of any unpaid portions of the Working Capital Loan; and
     Tenth, any balance 50% to the Investment Limited Partner and 50% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Eighth and Tenth for a particular Capital Transaction, any distribution to the General Partners under Clause Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Eighth and Tenth (with such credit operating first against Clause Eighth distributions and then against Clause Tenth distributions), and the amount not distributed to the General Partners under Clauses Eighth and Tenth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either of Clause Eighth or Clause Tenth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either of Clauses Eighth and Tenth which may be the result of any future Capital Transactions.
     (c) Special Distributions. The Partnership shall make a special cash distribution of $29,900 to the General Partners as follows: $12,825 from the proceeds of the First Installment and $17,075 from the proceeds of the Second Installment. Such distributions shall be treated as distributions pursuant to Section 731 of the Code.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other

     Excerpt from:
MANSURA VILLA II PARTNERSHIP
(A PARTNERSHIP IN COMMEDAM)
AMENDED AND RESTATED AGREEMENT AND
ARTICLES OF PARTNERSHIP IN COMMENDAM
Dated as of May 1, 1994

excess of the amount allocated under (i) shall be allocated to the Investment Partnership in the amount and to the extent necessary to increase the Partners’ respective Capital Accounts so that the proceeds distributed under Sections 11.04(d), (e), (f), (h) and (i) will be distributed in accordance with the Partners’ respective Capital Accounts.
     (b) Losses shall be allocated (i) first, to the extent and in such proportions as the respective balances in all Partners’ Capital Accounts; and (ii) second, any remaining loss to the Partners in accordance with the manner in which they bear the economic risk of loss associated with such loss or, if none, in accordance with their Partnership Interests.
     (c) Any portion of the gains treated as ordinary income for federal income tax purposes under Sections 1245 and 1250 of the Code (“Recapture Amount”)shall be allocated on a dollar for dollar basis to those Partners to whom the items of Partnership deduction or loss giving rise to the Recapture Amount had been previously allocated.
     11.04. Distribution of Proceeds from Sale and Liquidation of Partnership Property. Except as may be required under Section 12.02(b), the proceeds resulting from the liquidation of the Partnership assets pursuant to Section 12.02, and the net proceeds resulting from any sale of the property of the Partnership or refinancing of the Apartment Complex or a Capital Transaction, as the case may be, shall be distributed and applied in the following order of priority:
     (a) to the payment of all matured debts and liabilities of the Partnership (including amounts due pursuant to the Mortgage Loan and all expenses of the Partnership incident to any such sale or refinancing), excluding (1) debts and liabilities of the Partnership to Partners or any Affiliates, and (2) all unpaid fees owing to the General Partners under this Agreement;
     (b) to the setting up of any reserves which the Liquidator (or the General Partners if the distribution is not pursuant to the liquidation of the Partnership) deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     (c) to the payment of any debts and liabilities (including unpaid fees) owed to the Partners or any Affiliates by the Partnership for Partnership obligations, including the repayment of any loans made pursuant to Sections 5.01(d) (iii), 8.09(b) or 8.17(a) but excluding any Working Capital Loans; provided, however, that the foregoing debts and liabilities owed to Partners and their Affiliates shall be paid or repaid, as applicable, in the following order of priority, if and to the extent applicable: (i) Credit Recovery Loans to the Investment Partnership, (ii) any accrued and unpaid Asset Management Fees, (iii) Credit Recovery Loans to the Investment Partnership, (iv) Subordinated Loans to the General Partners, and (v) any other such debts and liabilities;
     (d) to the General Partners in an aggregate amount equal to five per cent (5%) of the proceeds remaining after the payments provided for in Sections 11.04(a), 11.04(b) and 11.04(c) above (the “Remaining Proceeds”);
     (e) to the Investment Partnership in an amount equal to the Invested Amount, reduced (but not below zero) by all cash distributions previously made to the Investment Partnership pursuant to this Section 11.04:
     (f) to the General Partners in the total amount of their Capital Contributions paid to or on behalf of the Partnership, reduced by all cash distributions previously made to them pursuant to this Section 11.04, including any distribution of Remaining Proceeds made to them pursuant to Section 11.04(d) above;
     (g) to the repayment of any outstanding balance of the Working Capital Loan;
     (h) to the General Partners in an aggregate amount equal to fifty per cent (50%) of the funds then remaining, reduced by such amount, if any, by which the aggregate amounts distributed to the General Partners pursuant to Sections 11.04(d) and 11.04(f) above exceed the amounts which would have been distributable to the General Partners pursuant to Section 11.04(f) above assuming that the amount distributable to the General Partners pursuant to Section 11.40 (d) above were to be zero; and
     (i) all remaining funds to the Investment Partnership.
     11.05. Capital Accounts. A separate Capital Account shall be maintained and adjusted for each Partner. There shall be credited to each Partner’s Capital Account the amount of his Capital Contribution, the fair market value of any property contributed to the Partnership (net of any liabilities secured by such property) and such Partner’s distributive share of the profits for tax purposes of the Partnership; and there shall be charged against each Partner’s Capital Account the amount of all Cash Flow distributed to such Partner, the fair market value of any property distributed to such Partner (net of any liabilities secured by such property), the net proceeds resulting from the liquidation of the Partnership’s assets or from any sale or refinancing of the Apartment Complex distributed to such Partner, and such Partner’s distributive share of the losses for tax purposes of the Partnership. Each Partner’s Capital Account

     Excerpt from:
MARTINDALE APARTMENTS, LTD.
AMENDED AND RESTATED
AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP
Dated as of December 1, 1993

annually, within seventy-five (75) days after the end of the fiscal year, 50% to the Investment Limited Partner and 50% to the General Partners; provided, however, that during such time as Agency regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction of if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section 10.2(b);
     Third, to the payment of any accrued and unpaid Asset Management Fee;
     Fourth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Fifth, but never an amount less than zero;
     Sixth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans, Working Capital and Subordinated Loans) to any of them, including, but not limited to, accrued and unpaid Annual Partnership Management Fee for the fiscal year of the Capital Transaction; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such

56

debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the repayment of any Subordinated Loans;
     Eighth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Eighth and under Section 10.2(c), but never an amount less than zero;
     Ninth, to the repayment of the Working capital Loan; and
     Tenth, any balance 50% to the Investment Limited Partner and 50% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Eighth and Tenth for a particular Capital Transaction, any distribution to the General Partners under Clause Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Eighth and Tenth (with such credit operating first against Clause Eighth distributions and then against Clause Tenth distributions); and the amount not distributed to the General Partners under Clauses Eighth and Tenth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either of Clause Eighth or Clause Tenth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either Clauses Eighth and Tenth which may be the result of any future Capital Transactions.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1 (b) and 10.3 (b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within 90 days after the date of such liquidation) and shall, upon liquidation of the Partnership, be

57

     Excerpt from:
MUNFORD VILLAGE, LTD.
AMENDED AND RESTATED
AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP
Dated as of October 1, 1993

     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction or if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section 10.2(b);
     Third, [intentionally omitted];
     Fourth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Fifth, but never an amount less than zero;
     Sixth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the repayment of any Subordinated Loans;
     Eighth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Eighth, but never an amount less than zero;
     Ninth, to the repayment of the Working Capital Loan; and
     Tenth, any balance 49.999% to the Investment Limited Partner, .001% to the Special Limited Partner and 50% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Eighth and Tenth for a particular Capital Transaction, any distribution to the General Partners under Clause

Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Eighth and Tenth (with such credit operating first against Clause Eighth distributions and then against Clause Tenth distributions), and the amount not distributed to the General Partners under Clauses Eighth and Tenth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either of Clause Eighth or Clause Tenth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either of Clauses Eighth and Tenth which may be the result of any future Capital Transactions.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections l0.l(b) and l0.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1(b), and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section l0.3(b), “unrealized appreciation” or “unrealized depreciation” shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership’s adjusted basis for such assets as determined under Regulation Section 1.704-1(b). This Section 10.3(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section l0.3(b) or elsewhere herein is intended to treat or cause such

     Excerpt from:
NORTHPOINTE, L.P.
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of June 1, 1994

negative balance in such Partner’s Capital Account to exceed such Partner’s share of Partnership Minimum Gain plus such Partner’s share, if any, of Partner Non-Recourse Debt Minimum Gain. Any losses which are not allocated to a Partner by virtue of the application of this Section 10.1 (c) shall be allocated to the General Partners, excluding any General Partner which shall have been admitted pursuant to any of Section 4.5(b), Section 5.2(e), Section 6.2(b), Section 6.9 or Section 7.5. For the purposes of this Section 10.1(c), a Partner Capital Account shall be treated as reduced by Qualified Income Offset Items.
     10.2 Cash Distributions Prior to Dissolution
     (a) Cash Flow
     Subject to Lender approval (if required), Cash Flow for each fiscal year or portion thereof of the Partnership shall be applied as follows:
     First, to the payment of the Asset Management Fee for such year and any previous year(s) as to which the Asset Management Fee shall not yet have been paid in full;
     Second, to the payment of any Construction Manager’s Profit that has then been earned by the Construction Manager;
     Third, to the payment of any Development Fee that has then been earned by the Construction Manager;
     Fourth, to the repayment of any Subordinated Loans;
     Fifth, to the payment of the Partnership Management Fee for such year and any previous year(s) as to which the Partnership Management Fee shall not yet have been paid in full; and
     Sixth, the balance thereof, if any, shall be distributed annually, seventy-five (75) days after the end of the fiscal year, fifty percent (50%) to the General Partners and fifty percent (50%) to the Investment Limited Partner.
     (b) Distributions of Other than Cash Flow
     Prior to dissolution, if the General Partner shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates, (ii) the Construction Manager’s Profit and (iii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment of the Asset Management Fees for such year and for any previous year(s) as to which the Asset Management Fee shall not yet have been paid in full;
     Third, to the payment of any Construction Manager’s Profit that has then been earned by the Construction Manager;
     Fourth, to the payment of any Development Fee that has then been earned by the Construction Manager;
     Fifth, to the payment of the Partnership Management Fee for such year and any previous year(s) as to which the Partnership Management Fee shall not yet have been paid in full;
     Sixth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Seventh, to the repayment to the General Partners of any Subordinated Loans;
     Eighth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Eighth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Ninth, (i) in the case of the Permanent Mortgage Loan, (but not any refinancing thereof), to the General Partners to the extent of any remainder (including any Capital Contributions of the General Partner that are deemed, in the definition of the term “Capital Contributions,” to constitute proceeds of a Capital Transaction) or (ii) in the case of any other Capital Transaction (including without limitation any refinancing of the Permanent Mortgage Loan) (A) to the payment to the Investment Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Ninth, but never an amount less than zero and then (B) in accordance with the provisions of Clauses Tenth, Eleventh and Twelfth below;

     Tenth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Tenth, but never an amount less than zero;
     Eleventh, except in the case of a refinancing, to each Partner in an amount equal to the positive balance in its Capital Account, after the distributions under Clauses First through Tenth above; and
     Twelfth, any balance forty-nine and nine hundred ninety-nine one-thousandths percent (49.999%) to the Investment Limited Partner, one one-thousandth of one percent (.001%) to the Special Limited Partner and fifty percent (50%) to the General Partners.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution of the Partnership resulting from a Capital Transaction, the assets of the Partnership shall be distributed in the manner specified in Section 10.2(b). Upon dissolution of the Partnership for any other reason, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner, subject to the Maximum Liability Cap, shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and, subject to the Maximum Liability Cap, upon liquidation of the Partnership, shall be paid to recourse creditors of the Partnership or be distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1(b), and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3(b), “unrealized appreciation” or “unrealized depreciation” shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 7701(g) of the Code), and the Partnership’s adjusted basis for such assets as determined under Regulation Section 1.704-1(b). This Section 10.3(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3(b) or elsewhere herein is intended to treat or cause such distributions to be treated as sales for value. The fair market value

Excerpt from:
Sahale Heights Limited
Agreement and Second Amendment and Restated
Certificate of Limited Partnership
As of December 1, 1993

brought to zero; and (ii) second, gain in excess of the amount allocated under (i) shall be allocated to the Investment Partnership in the amount and to the extent necessary to increase the Partners’ respective Capital Accounts so that the proceeds distributed under Sections 11.04(d), (e), (f), (g) and (h) will be distributed in accordance with the Partners’ respective Capital Accounts.
          (b) Losses shall be allocated (i) first, to the extent and in such proportions as the respective balances in all Partners’ Capital Accounts; and (ii) second, any remaining loss to the Partners in accordance with the manner in which they bear the economic risk of loss associated with such loss or, if none, in accordance with their Partnership Interests.
          (c) Any portion of the gains treated as ordinary income for federal income tax purposes under Sections 1245 and 1250 of the Code (“Recapture Amount”) shall be allocated on a dollar for dollar basis to those Partners to whom the items of partnership deduction or loss giving rise to the Recapture Amount had been previously allocated.
     11.04. Distribution of Proceeds from Sale and Liquidation of Partnership Property. Except as may be required under Section 12.02(b), the proceeds resulting from the liquidation of the Partnership assets pursuant to Section 12.02, and the net proceeds resulting from any sale of the property of the partnership or refinancing of the Apartment Complex or a Capital Transaction, as the case may be, shall be distributed and applied in the following order of priority:
          (a) to the payment of all matured debts and liabilities of the Partnership (including amounts due pursuant to the Mortgage Loan and all expenses of the Partnership incident to any such sale or refinancing), excluding (1) debts and liabilities of the Partnership to Partners or any Affiliates, and (2) all unpaid fees owing to the General Partners under this Agreement;
          (b) to the setting up of any reserves which the Liquidator (or the General Partners if the distribution is not pursuant to the liquidation of the partnership) deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
          (c) to the payment of any debts and liabilities (including unpaid fees) owed to the Partners or any Affiliates by the Partnership for Partnership obligations, including the repayment of any loans made pursuant to Sections 5.01 (d) (iii), 8.09 (b) or 8.17 (a); provided, however, that the foregoing debts and liabilities owed to Partners and their Affiliates shall be paid or repaid, as applicable, in the following order of priority, if and to the extent applicable: (i) any accrued and unpaid Asset

Management Fees, (ii) Credit Recovery Loans to the Investment Partnership, (iii) Subordinated Loans to the General Partners, and (iv) any other such debts and liabilities.
          (d) to the General Partners in an aggregate amount equal to five per cent (5%) of the proceeds remaining after the payments provided for in Sections 11.04(a), 11.04(b) and 11.04(c) above (the “Remaining Proceeds”);
          (e) to the Investment Partnership in an amount equal to the Invested Amount, reduced (but not below zero) by all cash distributions previously made to the Investment Partnership pursuant to this Section 11.04:
          (f) to the General Partners in the total amount of their Capital Contributions paid to or on behalf of the Partnership, reduced by all cash distributions previously made to them pursuant to this Section 11.04, including any distribution of Remaining Proceeds made to them pursuant to Section 11.04(d) above;
          (g) to the General Partners in an aggregate amount equal to fifty per cent (50%) of the funds then remaining, reduced by such amount, if any, by which the aggregate amounts distributed to the General Partners pursuant to Sections 11.04(d) and 11.04(f) above exceed the amounts which would have been distributable to the General Partners pursuant to Section 11.04(f) above assuming that the amount distributable to the General Partners pursuant to Section 11.04(d) above were to be zero; and
          (h) all remaining funds to the Investment Partnership.
     11.05. Capital Accounts. A separate Capital Account shall be maintained and adjusted for each Partner. There shall be credited to each Partner’s Capital Account the amount of his Capital Contribution, the fair market value of any property contributed to the Partnership (net of any liabilities secured by such property) and such Partner’s distributive share of the profits for tax purposes of the Partnership; and there shall be charged against each Partner’s Capital Account the amount of all Cash Flow distributed to such Partner, the fair market value of any property distributed to such Partner (net of any liabilities secured by such property), the net proceeds resulting from the liquidation of the Partnership’s assets or from any sale or refinancing of the Apartment Complex distributed to such Partner, and such Partner’s distributive share of the losses for tax purposes of the Partnership. Each Partner’s Capital Account shall be maintained and adjusted in accordance with the Code and the Treasury Regulations thereunder. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with

Excerpt from:
SHERWOOD KNOLL, LIMITED PARTNERSHIP
AMENDED AND RESTATED
AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP
Dated as of October 1, 1993

     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction or if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section 10.2(b);
     Third, [intentionally omitted];
     Fourth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the payment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Fifth, but never an amount less than zero;
     Sixth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the repayment of any Subordinated Loans;
     Eighth, to the repayment to the General Partners of their paid-in Capital Contributions minus any prior distributions made to them under this Clause Eighth, but never an amount less than zero;
     Ninth, to the repayment of the Working Capital Loan; and
     Tenth, any balance 49.999% to the Investment Limited Partner, .001% to the Special Limited Partner and 50% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Eighth and Tenth for a particular Capital Transaction, any distribution to the General Partners under Clause

Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Eighth and Tenth (with such credit operating first against Clause Eighth distributions and then against Clause Tenth distributions), and the amount not distributed to the General Partners under Clauses Eighth and Tenth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either of Clause Eighth or Clause Tenth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either of Clauses Eighth and Tenth which may be the result of any future Capital Transactions.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the Partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.
     (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Partners in accordance with Section 10.1(b), and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 10.3(b), “unrealized appreciation” or “unrealized depreciation” shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing (but subject to Section 770l(g) of the Code), and the Partnership’s adjusted basis for such assets as determined under Regulation Section 1.704-1(b). This Section 10.3(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 10.3(b) or elsewhere herein is intended to treat or cause such

Excerpt from:
SUGARWOOD PARK LIMITED PARTNERSHIP
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of April 1, 1994

     (c) Notwithstanding the foregoing provisions of Sections 10.1(a) and 10.1(b), in no event shall any losses be allocated to the Investment Limited Partner if and to the extent that such allocation would cause, as of the end of the Partnership taxable year, the negative balance in such Investment Limited Partner’s Capital Account to exceed the Investment Limited Partner’s share of Partnership Minimum Gain plus the Investment Limited Partner’s share, if any, of Partner Non-Recourse Debt Minimum Gain. Any losses which are not allocated to the Investment Limited Partner by virtue of the application of this Section 10.1(c) shall be allocated to the General Partners. For purposes of this Section 10.1(c), a Partner’s Capital Account shall be treated as reduced by Qualified Income Offset Items.
     10.2 Cash Distributions Prior to Dissolution
     (a) Cash Flow
     Subject to Agency and Lender approval (if required), Cash Flow for each fiscal year or portion thereof of the Partnership shall be applied as follows:
     First, to the payment of the Asset Management Fee for such year and for any previous year(s) as to which the Asset Management Fee shall not yet have been paid in full;
     Second, to the repayment of any Subordinated Loans;
     Third, to the payment of the Annual Partnership Management Fee; and
     Fourth, the balance thereof, if any, shall be distributed annually, within 75 days after the end of the fiscal year, 50% to the Investment Limited Partner and 50% to the General Partners; provided, however, that during such time as Agency regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment of the Asset Management Fee for such year and any previous year(s) as to which the Asset Management Fee shall not yet have been paid in full.

     Third, in the event of a refinancing of the Permanent Mortgage, to the payment of the Refinancing Fee;
     Fourth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the repayment of any Subordinated Loans;
     Sixth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them, including, but not limited to, the Annual Partnership Management Fee for the year of the Capital Transaction; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the payment to each Limited Partner of an amount equal to the Invested Amount of such Limited Partner, minus the amount of any prior distributions made to such Limited Partner under this Clause Seventh, but never an amount less than zero;
     Eighth, to the payment to the General Partners of an amount equal to their paid-in Capital Contributions minus the amount of any prior distributions made to them under this Clause Eighth and under Section 10.2(a) Second, but never an amount less than zero;
     Ninth, except in the case of a refinancing of the Permanent Mortgage, to each Partner in an amount equal to the positive balance, if any, in such Partner’s Capital Account as of the date of the Capital Transaction which shall have given rise to the distribution, adjusted for operations and distributions to that date, after the allocation of any profits realized from the Capital Transaction which shall have given rise to the distribution; and
     Tenth, any balance thereof shall be distributed 49.999% to the Investment Limited Partner, .001% to the Special Limited Partner and 50% to the General Partners; provided, however, that in the event that a Refinancing Fee is paid pursuant to a refinancing, then any balance shall be distributed 59.999% to the Investment Limited Partner, .001% to the Special Limited Partner and 40% to the General Partners.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or an Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all capital

     Excerpt from:
SUMMERSET HOUSING LIMITED, L.P.
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of January 1, 1994

     Second, to the repayment of any Subordinated Loans;
     Third, in an amount not to exceed the difference between (i) $750 and (ii) the amount of Cash Flow for such year applied under Clause Second above, to the payment of the Annual Partnership Management Fee attributable to such year; and
     Fourth, the balance thereof, if any, shall be distributed annually, within seventy-five (75) days after the end of the fiscal year, 10% to the Investment Limited Partner and 90% to the General Partners; provided, however, that during such time as FmHA regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as FmHA regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction or if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in .Clause First of this Section 10.2(b);
     Third, to the repayment of any Subordinated Loans;
     Fourth, to the payment of any accrued and unpaid Asset Management Fees;
     Fifth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Sixth, to the repayment of any other then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations to any of them, including, but not limited to, accrued and unpaid Annual Partnership Management Fee for the fiscal year of the Capital Transaction, provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;

     Seventh, to the Limited Partners and the General Partners, on a pro rata basis, an amount equal to, in the case of the Limited Partners, their Invested Amounts and, in the case of the General Partners, their paid-in Capital Contributions, minus any prior distributions made to them under this Clause Seventh; and
     Eighth, any balance 39.99% to the Investment Limited Partner, .001% to the Special Limited Partner and 60% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Seventh and Eighth for a particular Capital Transaction, any distribution to the General Partners under Clause Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Seventh and Eighth (with such credit operating first against Clause Seventh distributions and then against Clause Eighth distributions), and the amount not distributed to the General Partners under Clauses Seventh and Eighth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either of Clause Seventh or Clause Eighth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either of Clauses Seventh and Eighth which may be the result of any future Capital Transactions.
     (c) Special Distributions
     The partnership shall make a special cash distribution in the amount of $29,000 to the General Partners from the proceeds of the First Installment.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Partnership taxable year, including adjustments to Capital Accounts pursuant to Sections 10.1(b) and 10.3(b). In the event that a General Partner or Additional Limited Partner has a negative balance in its Capital Account following the liquidation of the Partnership or such Partner’s Interest, after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such Partner shall pay to the ‘partnership in cash an amount equal to the negative balance in such Partner’s Capital Account. Such payment shall be made by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) and shall, upon liquidation of the Partnership, be paid to recourse creditors of the Partnership or distributed to other Partners in accordance with the positive balances in their Capital Accounts.

     Excerpt from:
VISTA ASSOCIATES LIMITED PARTNERSHIP
AMENDED AND RESTATED AGREEMENT AND
CERTIFICATE OF LIMITED PARTNERSHIP
Dated as of December 15, 1993

          (a) gains shall be allocated (i) first, to the Partners with negative Capital Account balances, that portion of gains (including any gains treated as ordinary income for federal income tax purposes) which is equal in amount to, and in proportion to, such Partners’ respective negative Capital Accounts in the Partnership; provided, that no gain shall be allocated to a Partner pursuant to this Section 11.03(a) (i) once such Partner’s Capital Account is brought to zero; and (ii) second, gain in excess of the amount allocated under (i) shall be allocated to the Partners in the amount and to the extent necessary to increase the Partners’ respective Capital Accounts so that the proceeds distributed under Sections 11.04(e), (f) and (g) will be distributed in accordance with the Partners’ respective Capital Accounts.
          (b) Losses shall be allocated (i) first, to the extent and in such proportions as the respective balances in all Partners’ Capital Accounts; and (ii) second, any remaining loss to the Partners in accordance with the manner in which they bear the economic risk of loss associated with such loss or, if none, as follows: 0.99% thereof to HSAI, 0.01% thereof to Humphrey, and 99.00% thereof to the Investment Partnership.
          (c) Any portion of the gains treated as ordinary income for federal income tax purposes under Sections 1245 and 1250 of the Code (“Recapture Amount”) shall be allocated on a dollar for dollar basis to those Partners to whom the items of Partnership deduction or loss giving rise to the Recapture Amount had been previously allocated.
     11.04. Distribution of Proceeds from Sale and Liquidation of Partnership Property. Except as may be required under Section 12.02(b), the proceeds resulting from the liquidation of the Partnership assets pursuant to Section 12.02, and the net proceeds resulting from any sale of the property of the Partnership or refinancing of the Mortgage Loan and/or the Second Mortgage Loan and/or the Third Mortgage Loan or a Capital Transaction, as the case may be, shall be distributed and applied in the following order of priority:
     (a) to the payment of all matured debts and liabilities of the Partnership (including amounts due pursuant to the Mortgage Loan, the Second Mortgage Loan and the Third Mortgage Loan, and all expenses of the Partnership incident to any such sale or refinancing), excluding (1) debts and liabilities of the Partnership to Partners or any Affiliates, and (2) all unpaid fees owing to the General Partners under this Agreement;
     (b) to the setting up of any reserves which the Liquidator (or the General Partners if the distribution is not pursuant to the liquidation of the Partnership) deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     (c) to the payment of any debts and liabilities (including unpaid fees) owed to the Partners or any Affiliates by the Partnership for Partnership obligations, including the repayment of any loans made pursuant to Sections 5.01(d) (iii), 8.09(b), 8.10(c) or 8.18; provided, however, that the foregoing debts and liabilities owed to Partners and their Affiliates shall be paid or repaid, as applicable, in the following order of priority, if and to the extent applicable: (i) Credit Recovery Loans to the Investment Partnership, (ii) Operating Deficit Loans to the General Partners, (iii) any accrued and unpaid Reporting Fees, and (iv) any other such debts and liabilities;
     (d) to the payment of the Sales Preparation Fee;
     (e) to the Investment Partnership in an amount equal to its Invested Amount, reduced (but not below zero) by all cash distributions previously distributed to the Investment Partnership pursuant to this Section 11.04(e) or Section 11.04(g);
     (f) to the General Partners in the total amount of their Capital Contributions paid to or on behalf of the Partnership, reduced by all cash distributions previously distributed to them pursuant to this Section 11.04(f) or Section 11.04(g); and
     (g) the balance of such remaining sum, fifty per cent (50%) thereof to HSAI, and fifty per cent (50%) thereof to the Investment Partnership.
     11.05. Capital Accounts. A separate Capital Account shall be maintained and adjusted for each Partner. There shall be credited to each Partner’s Capital Account the amount of his Capital Contribution, the fair market value of any property contributed to the Partnership (net of any liabilities secured by such property which the Partnership assumes) and such Partner’s distributive share of the profits for tax purposes of the Partnership; and there shall be charged against each Partner’s Capital Account the amount of all Cash Flow distributed to such Partner, the fair market value of any property distributed to such Partner (net of any liabilities secured by such property which such Partner assumes), the net proceeds resulting from the liquidation of the Partnership’s assets or from any sale or refinancing of the Apartment Complex distributed to such Partner,

     Excerpt from:
WEDGEWOOD LANE ASSOCIATES
A WASHINGTON LIMITED PARTNERSHIP
SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of June 1, 1994

regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, if the Permanent Mortgage is in place at the time of such Capital Transaction or if such Capital Transaction constitutes a refinancing of the Permanent Mortgage, to the General Partners in an aggregate amount equal to 5% of the proceeds remaining after the payment of the items set forth in Clause First of this Section 10.2 (b).
     Third, to the payment of any accrued and unpaid Asset Management Fee;
     Fourth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the repayment of any Subordinated Loans;
     Sixth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans, Working Capital Loans and Subordinated Loans) to any of them; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner of Affiliate thereof;
     Seventh, to the repayment to each Limited Partner of an amount equal to its Invested Amount, in each case minus any prior distributions made to such Partner under this Clause Seventh, but never an amount less than zero;
     Eighth, to the repayment to the General Partners of their

58

paid-in capital Contributions minus any prior distributions made to them under this Clause Eighth and Section 10.2(a) Clause Fourth, but never an amount less than zero;
     Ninth, to the repayment of the Working Capital Loan; and
     Tenth, any balance, 49.999% to the Investment Limited Partner, .001% to the Special Limited Partner, and 50% to the General Partners.
     Notwithstanding the foregoing, however, for the purpose of determining the amounts to be distributed under Clauses Eighth and Tenth for a particular Capital Transaction, any distribution to the General Partners under Clause Second for such Capital Transaction shall be credited against and reduce any distributions which would otherwise be made to the General Partners under Clauses Eighth and Tenth (with such credit operating first against Clause Eighth distributions and then against Clause Tenth distributions), and the amount not distributed to the General Partners under Clauses Eighth and Tenth as a result thereof shall be distributed as if it were additional proceeds of such Capital Transaction. Any proceeds of a Capital Transaction distributed to the General Partners under Clause Second which are not currently credited against a distribution to the General Partners under either of Clause Eighth or Clause Tenth from such Capital Transaction shall be applied as additional credits against any distributions to the General Partners under either of Clauses Eighth and Tenth which may be the result of any future Capital Transactions.
     (c) Special Distributions.
     The Partnership shall make special cash distributions to the General Partners from the proceeds of the Installments totalling $51,276, as follows:
          Return of Capital          $31,100
–	$31,100 from the proceeds of the Third Installment
          Developer’s Overhead $20,176
–	$19,573 from the proceeds of the Third Installment

–	$6,950 from the proceeds of the Fourth Installment
The special cash distributions shall be treated as distributions pursuant to Section 731 of the Code.

59

     Excerpt from:
WILLOWWOOD PARK LIMITED PARTNERSHIP
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
Dated as of November 1, 1993

     (c) Notwithstanding the foregoing provisions of Sections 10.1(a) and 10.1(b), in no event shall any losses be allocated to the Investment Limited Partner if and to the extent that such allocation would cause, as of the end of the Partnership taxable year, the negative balance in such Investment Limited Partner’s Capital Account to exceed the Investment Limited Partner’s share of Partnership Minimum Gain plus the Investment Limited Partner’s share, if any, of Partner Non-Recourse Debt Minimum Gain. Any losses which are not allocated to the Investment Limited Partner by virtue of the application of this Section 10.1(c) shall be allocated to the General Partners. For purposes of this Section 10.1(c), a Partner’s Capital Account shall be treated as reduced by Qualified Income Offset Items.
     10.2 Cash Distributions Prior to Dissolution
     (a) Cash Flow
     Subject to Agency and Lender approval (if required), Cash Flow for each fiscal year or portion thereof of the Partnership shall be applied as follows:
     First, to the payment of the Asset Management Fee for such year and for any previous year(s) as to which the Asset Management Fee shall not yet have been paid in full;
     Second, in an amount not to exceed 50% of the remaining Cash Flow to the payment to the General Partners of an amount equal to their paid-in Capital Contributions minus the amount of any prior distributions made to them under this Clause Second or under Section 10.2(b) Seventh;
     Third, to the repayment of any Subordinated Loans;
     Fourth, to the payment of the Annual Partnership Management Fee; and
     Fifth, the balance thereof, if any, shall be distributed annually, within 75 days after the end of the fiscal year, 99% to the Investment Limited Partner and 1% to the General Partners; provided, however, that during such time as Agency regulations are applicable to the Apartment Complex, the total amount of Cash Flow which may be so distributed to the Partners in respect to any fiscal year shall not exceed such amounts as Agency regulations permit to be distributed.
     (b) Distributions of other than Cash Flow
     Prior to dissolution, if the General Partners shall determine from time to time that cash is available for distribution from a Capital Transaction, such cash shall be applied or distributed as follows:
     First, to the payment of all matured debts and liabilities of the Partnership (including, but not limited to, all expenses of the Partnership incident to the Capital Transaction), excluding (i) debts and liabilities of the Partnership to Partners or their Affiliates and (ii) all unpaid fees owing to the General Partners or their Affiliates; and to the establishment of any reserves which the General Partners and the Auditors shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
     Second, to the payment of the Asset Management Fee for such year;
     Third, in the event of a refinancing of the Permanent Mortgage, to the payment of the Refinancing Fee;
     Fourth, to the payment to the Investment Limited Partner of the full amount (including interest) of any Credit Recovery Loans;
     Fifth, to the repayment of any Subordinated Loans;
     Sixth, to the repayment of any then-unpaid debts and liabilities owed to Partners or Affiliates thereof by the Partnership for Partnership obligations (exclusive of Credit Recovery Loans and Subordinated Loans) to any of them, including, but not limited to, the Annual Partnership Management Fee for the year of the Capital Transaction; provided, however, that any debts or obligations to be repaid to any Limited Partner or Affiliate thereof pursuant to this Clause Sixth shall be repaid prior to the repayment of any such debts or obligations to any General Partner or Affiliate thereof;
     Seventh, to the payment to each Limited Partner of an amount equal to the Invested Amount of such Limited Partner, minus the amount of any prior distributions made to such Limited Partner under this Clause Seventh, but never an amount less than zero;
     Eighth, to the payment to the General Partners of an amount equal to their paid-in Capital Contributions minus the amount of any prior distributions made to them under this Clause Eighth and under Section 10.2(a) Second, but never an amount less than zero;
     Ninth, except in the case of a refinancing of the Permanent Mortgage, to each Partner in an amount equal to the positive balance, if any, in such Partner’s Capital Account as of the date of the Capital Transaction which shall have given rise to the distribution, adjusted for operations and distributions to that date, after the allocation of any profits realized from the Capital Transaction which shall have given rise to the distribution; and
     Tenth, any balance thereof shall be distributed 49.999% to the Investment Limited Partner, ..001% to the Special Limited Partner and 50% to the General Partners; provided, however, that in the event that a Refinancing Fee is paid pursuant to a refinancing, then any balance shall be distributed 59.999% to the Investment Limited Partner, .001% to the Special Limited Partner and 40% to the General Partners.
     10.3 Distributions Upon Dissolution
     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners in accordance